Exhibit 99.1
                                                                    ------------





                             JOINT FILING AGREEMENT

                  The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.

December 12, 2000                                              *
--------------------        --------------------------------------------------------------
        Date                Thomas O. Hicks


                            *By:     /s/ David W. Knickel
                                  --------------------------------------------------------
                                     David W. Knickel,
                                     Attorney-in-Fact

                            HM 1-FOF COINVESTORS CAYMAN, L.P.

                            By:      HICKS, MUSE GP PARTNERS L.A. CAYMAN, L.P., its general
                                     partner

                                     By:      HICKS, MUSE LATIN AMERICA FUND GP CAYMAN,
                                              L.L.C.,
                                              its general partner


                                              By:      /s/ David W. Knickel
                                                  ----------------------------------------
                                                  David W. Knickel
                                                  Vice President, Treasurer and
                                                  Secretary


                            HICKS, MUSE GP PARTNERS L.A. CAYMAN, L.P.

                            By:      HICKS, MUSE LATIN AMERICA FUND GP CAYMAN, L.L.C., its
                                     general partner


                                     By:      /s/ David W. Knickel
                                           -----------------------------------------------
                                            David W. Knickel
                                            Vice President, Treasurer and Secretary


                                   Page 99-1

      HICKS, MUSE LATIN AMERICA FUND GP CAYMAN,
      L.L.C.


      By:        /s/ David W. Knickel
          ----------------------------------------
             David W. Knickel
             Vice President, Treasurer and Secretary


      HMTF EQUITY FUND IV (1999) CAYMAN, L.P.

      By:    HM EQUITY FUND IV/GP CAYMAN, L.P., its general partner

             By:   HM GP PARTNERS IV CAYMAN, L.P., its general partner

                   By:    HM FUND IV CAYMAN, LLC,
                          its general partner


                          By:    /s/ David W. Knickel
                              --------------------------------------
                               David W. Knickel
                               Vice President, Treasurer and
                               Secretary


      HMTF PRIVATE EQUITY FUND IV (1999) CAYMAN, L.P.

      By:    HM EQUITY FUND IV/GP CAYMAN, L.P., its general partner

             By:   HM GP PARTNERS IV CAYMAN, L.P., its general partner

                   By:    HM FUND IV CAYMAN, LLC,
                          its general partner


                          By:    /s/ David W. Knickel
                              --------------------------------------
                               David W. Knickel
                               Vice President, Treasurer and
                               Secretary


                                   Page 99-2

          HM EQUITY FUND IV/GP CAYMAN, L.P.

          By:    HM GP PARTNERS IV CAYMAN, L.P.,
                 its general partner

                 By:   HM FUND IV CAYMAN, LLC, its general partner


                       By:  /s/ David W. Knickel
                           ------------------------------------
                             David W. Knickel
                             Vice President, Treasurer and
                             Secretary

          HICKS, MUSE PG-IV (1999), C.V.

          By:    HM EQUITY FUND IV/GP PARTNERS (1999), C.V., its general
                 partner

                 By:   HM GP PARTNERS IV CAYMAN, L.P., its general partner

                       By:    HM FUND IV CAYMAN, LLC, its general partner


                              By:    /s/ David W. Knickel
                                  --------------------------------------
                                     David W. Knickel
                                     Vice President, Treasurer and
                                     Secretary


          HM EQUITY FUND IV/GP PARTNERS
          (1999), C.V.

          By:    HM GP PARTNERS IV CAYMAN, L.P.,
                 its general partner

                 By:   HM FUND IV CAYMAN, LLC,
                       its general partner


                       By:  /s/ David W. Knickel
                           ------------------------------------
                             David W. Knickel
                             Vice President, Treasurer and
                             Secretary


                                   Page 99-3

          HM 4-P COINVESTORS CAYMAN, L.P.

          By:    HM GP PARTNERS IV CAYMAN, L.P.,
                 its general partner

                 By:   HM FUND IV CAYMAN, LLC,
                       its general partner


                       By:  /s/ David W. Knickel
                           ------------------------------------
                             David W. Knickel
                             Vice President, Treasurer and
                             Secretary


          HM 4-EN COINVESTORS CAYMAN, L.P.

          By:    HM GP PARTNERS IV CAYMAN, L.P., its general partner

                 By:   HM FUND IV CAYMAN, LLC,
                       its general partner


                       By:  /s/ David W. Knickel
                           ------------------------------------
                             David W. Knickel
                             Vice President, Treasurer and
                             Secretary


          HM 4-EQ COINVESTORS CAYMAN, L.P.

          By:      HM GP PARTNERS IV CAYMAN, L.P., its general partner

                   By:      HM FUND IV CAYMAN, LLC,
                            its general partner


                            By:      /s/ David W. Knickel
                                ----------------------------------------
                                 David W. Knickel
                                 Vice President, Treasurer and
                                 Secretary


                                   Page 99-4

    HM GP PARTNERS IV CAYMAN, L.P.

    By:      HM FUND IV CAYMAN, LLC,
             its general partner


             By:      /s/ David W. Knickel
                 -------------------------------------------------
                  David W. Knickel
                  Vice President, Treasurer and Secretary

    HM FUND IV CAYMAN, LLC


             By:      /s/ David W. Knickel
                 -------------------------------------------------
                  David W. Knickel
                  Vice President, Treasurer and Secretary


    HMEU 1-EN COINVESTORS, L.P.

    By:      HMEU INTERMEDIATE PARTNERS I-C, L.P., its general partner

             By:      HMEU FUND I-C, INC., its general partner


                      By:      /s/ David W. Knickel
                          ----------------------------------------
                           David W. Knickel
                           Vice President, Treasurer and
                           Secretary


    HMEU 1-EQ COINVESTORS, L.P.

    By:      HMEU INTERMEDIATE PARTNERS I-C, L.P., its general partner

             By:      HMEU FUND I-C, INC., its general partner


                      By:      /s/ David W. Knickel
                          ----------------------------------------
                           David W. Knickel
                           Vice President, Treasurer and
                           Secretary


                                   Page 99-5

       HMEU 1-P COINVESTORS, L.P.

       By:      HMEU INTERMEDIATE PARTNERS I-C, L.P., its general partner

                By:      HMEU FUND I-C, INC., its general partner


                         By:      /s/ David W. Knickel
                             ----------------------------------------
                              David W. Knickel
                              Vice President, Treasurer and
                              Secretary


       HMEU INTERMEDIATE PARTNERS I-C, L.P.

       By:      HMEU FUND I-C, INC., its general partner


                By:      /s/ David W. Knickel
                    -------------------------------------------------
                       David W. Knickel
                       Vice President, Treasurer and Secretary


       HMTF EUROPE FUND CAYMAN, L.P.

       By:      HMEU FUND I-C, INC., its general partner


                By:      /s/ David W. Knickel
                    -------------------------------------------------
                     David W. Knickel
                     Vice President, Treasurer and Secretary


       HMTF EUROPE PRIVATE FUND CAYMAN, L.P.

       By:      HMEU FUND I-C, INC., its general partner


                By:      /s/ David W. Knickel
                    -------------------------------------------------
                       David W. Knickel
                       Vice President, Treasurer and Secretary


                                   Page 99-6

               HM PG EUROPE I, C.V.

               By:      HMEU FUND I-C, INC., its general partner

                        By:      /s/ David W. Knickel
                            -------------------------------------------------
                               David W. Knickel
                               Vice President, Treasurer and Secretary


               HMEU FUND I-C, INC.


                        By:      /s/ David W. Knickel
                            -------------------------------------------------
                               David W. Knickel
                               Vice President, Treasurer and Secretary






                                   Page 99-7